Exhibit 10.12

                             STOCK OPTION AGREEMENT
                                    (NON-ISO)


     THIS AGREEMENT, made this           day of          , 2    , by and between
                              -----------      ----------   ----
Graco Inc., a Minnesota corporation (the "Company") and (the "Employee").

     WITNESSETH THAT:

     WHEREAS, the Company pursuant to its Long-Term Stock Incentive Plan wishes to grant this stock option to Employee;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.   Grant of Option

          The Company hereby grants to Employee, the right and option (hereinafter called the "option") to purchase all or any part of an
          aggregate of             shares of Common  Stock of the  Company,  par
                      -------------
          value $1.00 per share, at the price of $       per share on  the terms
                                                  -------
          and conditions set forth herein.

     2.   Duration and Exercisability

          A. This option may not be exercised by Employee until the expiration of one (1) year from the date of grant, and this option shall in all events terminate ten (10) years after the date of grant. During the first year from the date of grant of this option, no portion of this option may be exercised. Thereafter this option shall become exercisable in four cumulative installments of 25% as follows:

                                                    Total Portion of Option
                            Date                     Which is Exercisable
               -------------------------------      -----------------------
               One Year after Date of Grant                   25%
               Two Years after Date of Grant                  50%
               Three Years after Date of Grant                75%
               Four Years after Date of Grant                100%


               In the event that Employee does not purchase in any one year the full number of shares of Common Stock of the Company to which he/she is entitled under this option, he/she may, subject to the terms and conditions of Section 3 hereof, purchase such shares of Common Stock in any subsequent year during the term of this option.

          B. During the lifetime of the Employee, the option shall be exercisable only by him/her and shall not be assignable or transferable by him/her otherwise than by will or the laws of descent and distribution.

     3.   Effect of Termination of Employment

          A. In the event that Employee shall cease to be employed by the Company or its subsidiaries for any reason other than his/her gross and willful misconduct, death, retirement (as defined in Section 3. D. below), or disability (as defined in Section 3. D. below), Employee shall have the right to exercise the option at any time within one month after such termination of employment to the extent of the full number of shares he/she was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

          B. In the event that Employee shall cease to be employed by the Company or its subsidiaries by reason of his/her gross and willful misconduct during the course of his/her employment, including but not limited to wrongful appropriation of Company funds or the commission of a felony, the option shall be terminated as of the date of the misconduct.

          C. If the Employee shall die while in the employ of the Company or a subsidiary or within one month after termination of employment for any reason other than gross and willful misconduct and shall not have fully exercised the option, all remaining shares shall become immediately exercisable and such option may be exercised at any time within twelve months after his/her death by the executors or administrators of the Employee or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

          D. If the Employee's termination of employment is due to retirement (either after attaining age 55 with 10 years of service, or attaining age 65), or due to disability within the meaning of the provisions of the Graco Long-Term Disability Plan subject to the conditions that no option shall be exercisable after the expiration of the terms of the option, all remaining shares shall become immediately exercisable and the option may be exercised by the Employee at any time within three years of the Employee's retirement, subject to the condition that no option shall be exercisable after the expiration of the term of the option. In the event of the death of the Employee within the three-year period after retirement, the option may be exercised at any time within twelve months after his/her death by the executors or administrators of the Employee or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares he/she was entitled to purchase under the option on the date of death, and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

          E.   Notwithstanding  anything  to  the  contrary  contained  in  this
               Section 3, if the Employee chooses to terminate his/her employment by retirement (as defined in Section 3. D. above) and has not given the Company written notice, by correspondence to his/her immediate supervisor and the Chief Executive Officer, of said intention to retire not less than six (6) months prior to the date of his/her retirement, then in such event for purposes of this Agreement said termination of employment shall be deemed to be not a retirement but a termination subject to the provisions of Section 3. A. above, provided, however, that in the event that the Chief Executive Officer, in his/her sole discretion and judgement, determines that termination of employment by retirement of the Employee without six (6) months prior written notice is in the best interests of the Company, then such retirement shall be subject to Section 3. D. above.

     4.   Manner of Exercise

          A. The option can be exercised only by Employee or other proper party within the option period delivering written notice to the Company at its principal office in Minneapolis, Minnesota, stating the number of shares as to which the option is being exercised and, except as provided in Section 4. C., accompanied by payment-in-full of the option price for all shares designated in the notice.

          B. The Employee may, at Employee's election, pay the option price either by check (bank check, certified check, or personal check) or by delivering to the Company for cancellation shares of Common Stock of the Company which have been held by the Employee for not less than six (6) months with a fair market value equal to the option price. For these purposes, the fair market value of the Company's Common Stock shall be the closing price of the Common Stock on the date of exercise on the New York Stock Exchange (the "NYSE") or on the principal national securities exchange on which such shares are traded if the shares are not then traded on the NYSE. If there is not a quotation available for such day, then the closing price on the next preceding day for which such a quotation exists shall be determinative of fair market value. If the shares are not then traded on an exchange, the fair market value shall be the average of the closing bid and asked prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System. If the Common Stock is not then traded on NASDAQ or on an exchange, then the fair market value shall be determined in such manner as the Company shall deem reasonable.

          C. The Employee may, with the consent of the Company, pay the option price by arranging for the immediate sale of some or all of the shares issued upon exercise of the option by a securities dealer and the payment to the Company by the securities dealer of the option exercise price.

     5.   Payment of Withholding Taxes

          Upon exercise of any portion of this option, Employee shall pay to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements which arise as a result of the exercise of the option or provide the Company with satisfactory indemnification for such payment. If the Committee, as defined in the Company's Long Term Stock Incentive Plan, has in its discretion determined that the Employee may do so, such amount may be paid by the Employee by delivering to the Company for cancellation shares of Common Stock of the Company with a fair market value equal to the minimum amount of such withholding tax requirement by (i) electing to have the Company withhold common shares otherwise to be delivered with a fair market value equal to the amount of such tax obligation, or (ii) electing to surrender to the Company previously owned common shares with a fair market value equal to the amount of such minimum tax obligation.

     6.   Change of Control

          A. Notwithstanding Section 2(a) hereof, the entire option shall become immediately and fully exercisable on the day following a "Change of Control" and shall remain fully exercisable until either exercised or expiring by its terms. A "Change of Control" means:

               (1) acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of 1934), (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) which results in the beneficial ownership by such Person of 25% or more of either

                    (a) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or

                    (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");

                         provided, however, that the following acquisitions will not result in a Change of Control:

                         (i)   an acquisition directly from the Company,
                         (ii)  an acquisition by the Company,
                         (iii) an acquisition by  an employee  benefit plan  (or
                               related trust) sponsored or maintained by the Company or any corporation controlled by the Company,
                         (iv) an acquisition by any Person who is deemed to have beneficial ownership of the Company common stock or other Company voting securities owned by the Trust Under the Will of Clarissa L.Gray ("Trust Person"), provided that such acquisition does not result in the beneficial ownership by such Person of 32% or more of either the Outstanding Company Common Stock or the Out-standing Company Voting Securities, and provided further that for purposes of this Section 6, a Trust Person shall not be deemed to have beneficial ownership of the Company common stock or other Company voting securities owned by The Graco Foundation or any employee benefit plan of the Company, including, without limitations, the Graco Employee Retirement Plan and the Graco Employee Stock Ownership Plan,

                         (v) an acquisition by the Employee or any group that includes the Employee, or

                         (vi) an acquisition by any corporation pursuant to a transaction that complies with clauses (a), (b), and (c) of subsection (4) below; and

                         provided, further, that if any Person's beneficial ownership of the Outstanding Company Common Stock or Outstanding Company Voting Securities is 25% or more as a result of a transaction described in clause (i) or
                         (ii) above, and such Person subsequently acquires beneficial ownership of additional Outstanding Company Common Stock or Outstanding Company Voting Securities as a result of a transaction other than that described in clause (i) or (ii) above,such subsequent acquisition will be treated as an acquisition that causes such Person to own 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities and be deemed a Change of Control; and provided further, that in the event any acquisition or other transaction occurs which results in the beneficial ownership of 32% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities by any Trust Person, the Incumbent Board may by majority vote increase the threshold beneficial ownership percentage to a percentage above 32% for any Trust Person; or

               (2) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of said Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial membership on the Board occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (3) The commencement or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a Person of 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities; or

               (4) The approval by the shareholders of the Company of a reorganization, merger, consolidation, or statutory exchange of Outstanding Company Common Stock or Outstanding Company Voting Securities or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation) excluding, however, such a Business combination pursuant to which

                    (a) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock or Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock or Outstanding Company Voting Securities,

                    (b) no Person [excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination] beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

                    (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial Agreement, or of the action of the Board, providing for such Business Combination; or

               (5) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          B. A Change of Control shall not be deemed to have occurred with respect to an Employee if:

               (1) the acquisition of the 25% or greater interest referred to in subparagraph A.(1) of this Section 6 is by a group, acting in concert, that includes the Employee or

               (2) if at least 25% of the then outstanding common stock or combined voting power of the then outstanding Company voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange, disposition of assets, liquidation or dissolution referred to in subsections (4) or (5) of this section by a group, acting in concert, that includes that Employee.

     7.   Adjustments

          If there shall be any change in the number or character of the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the option shall then be unexercised and not yet expired, appropriate adjustments in the outstanding option shall be made by the Company, in order to prevent dilution or enlargement of option rights. Such adjustments shall include, where appropriate, changes in the number of shares of Common Stock and the price per share subject to the outstanding option.

     8.   Miscellaneous

          A. This option is issued pursuant to the Company's Long-Term Incentive Stock Plan and is subject to its terms. A copy of the Plan has been given to the Employee. The terms of the Plan are also available for inspection during business hours at the principal offices of the Company.

          B. This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Employee shall have none of the rights of a shareholder with respect to shares subject to this option until such shares shall have been issued to him/her upon exercise of this option.

          C. The Company shall at all times during the term of the option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                         GRACO INC.





                                         By:
                                            ------------------------------------
                                            Its Chief Executive Officer




                                        ----------------------------------------
                                        Employee

                         Long Term Stock Incentive Plan
        Schedule Identifying Non-ISO Stock Option Agreements Executed and Material Details in which Executed Agreements Differ from Agreement Copy Filed
                         Current as of December 28, 2001

        DATE            NAME                         SHARES         PRICE
------------------      ------------                 ------        ------
*December 17, 1992      Dale Johnson                  4,050        $ 4.59
*December 17, 1992      Charles Rescorla              6,075        $ 4.59
      *May 2, 1994      David Koch                   22,370        $ 6.70
      *May 2, 1994      Robert Mattison               3,672        $ 6.70
*December 15, 1994      Dale Johnson                  6,750        $ 5.59
*December 15, 1994      Robert Mattison              10,125        $ 5.59
*December 15, 1994      Patrick McHale               10,125        $ 5.59
*December 15, 1994      Charles Rescorla             16,875        $ 5.59
*February 23, 1995      David Lowe                   16,875        $ 7.00
    *March 1, 1995      David Koch                   22,370        $ 6.96
    *March 1, 1995      Robert Mattison               3,672        $ 6.96
    *March 1, 1996      James Graner                 11,250        $ 8.89
    *March 1, 1996      Robert Mattison               2,460        $ 8.89
*February 28, 1997      James Graner                 11,250        $13.83
*February 28, 1997      Dale Johnson                  6,750        $13.83
*February 28, 1997      David Lowe                   22,500        $13.83
*February 28, 1997      Robert Mattison              11,250        $13.83
*February 28, 1997      Charles Rescorla              6,750        $13.83
*February 28, 1997      Mark Sheahan                  6,750        $13.83
*February 18, 1998      Fred Sutter                   6,000        $19.71
*February 18, 1998      Patrick McHale                4,500        $19.71
*February 27, 1998      James Graner                  7,500        $19.67
*February 27, 1998      Dale Johnson                 15,000        $19.67
*February 27, 1998      David Lowe                    7,500        $19.67
*February 27, 1998      Robert Mattison               7,500        $19.67
*February 27, 1998      Charles Rescorla              7,500        $19.67
*February 27, 1998      Mark Sheahan                  5,250        $19.67
*February 22, 1999      James Graner                  7,500        $14.33
*February 22, 1999      Dale Johnson                 15,000        $14.33
*February 22, 1999      David Lowe                   11,250        $14.33
*February 22, 1999      Robert Mattison               7,500        $14.33
*February 22, 1999      Charles Rescorla             11,250        $14.33
*February 22, 1999      Mark Sheahan                  7,500        $14.33
*February 22, 1999      Fred Sutter                   7,500        $14.33
 *February 9, 2000      Dale Johnson                 30,000        $20.46
*February 23, 2000      James Graner                  7,500        $20.46
*February 23, 2000      David Lowe**                 11,250        $20.46
*February 23, 2000      Robert Mattison               7,500        $20.46
*February 23, 2000      Patrick McHale               11,250        $20.46
*February 23, 2000      Charles Rescorla             11,250        $20.46
*February 23, 2000      Mark Sheahan                  7,500        $20.46
*February 23, 2000      Fred Sutter                  11,250        $20.46
 *October 23, 2000      Stephen Bauman                7,500        $22.33
 February 22, 2001      George Aristides             40,000        $26.35
 February 22, 2001      George Aristides             60,000        $26.35
 February 22, 2001      Stephen Bauman                5,000        $26.35
 February 22, 2001      James Graner                  5,000        $26.35
 February 22, 2001      Dale Johnson                 20,000        $26.35
 February 22, 2001      David Lowe**                  7,500        $26.35
 February 22, 2001      Robert Mattison               5,000        $26.35
 February 22, 2001      Patrick McHale                7,500        $26.35
 February 22, 2001      Charles Rescorla             10,000        $26.35
 February 22, 2001      Mark Sheahan                  5,000        $26.35
 February 22, 2001      Fred Sutter                   7,500        $26.35
   April  19, 2001      Robert Mattison               5,000        $27.85
    April 19, 2001      Mark Sheahan                  5,000        $27.85


* Share data has been adjusted to reflect stock splits.

**The stock option becomes exercisable in one installment, three years after the date of the grant


NOTE:

(1) All options granted prior to 2000 become exercisable in four equal annual installments, commencing two years after the date of the grant. Options granted in 2000 and later become exercisable in four equal annual installments, commencing one year after the date of the grant.

(2)  Option agreements prior to 1999 did not contain Section 3. E.